Operating Lease Equipment	12 Months Ended
Dec. 31, 2015
Operating Lease Equipment [Abstract]
Operating Lease Equipment

NOTE 6 –   OPERATING LEASE EQUIPMENT

The following table provides the net book value (net of accumulated depreciation of $2.4 billion at December 31, 2015 and $1.8 billion at December 31, 2014) of operating lease equipment, by equipment type.

Operating Lease Equipment (dollars in millions)

	December 31,	December 31,
	2015	2014
Commercial aircraft (including regional aircraft)	$9,708.6	$8,890.1
Railcars and locomotives	6,591.9	5,714.0
Other equipment	316.5	326.3
Total(1)	$16,617.0	$14,930.4

(1)Includes equipment off-lease of $614.7 million and $183.2 million at December 31, 2015 and 2014, respectively, primarily consisting of rail and aerospace assets.

The following table presents future minimum lease rentals due on non-cancelable operating leases at December 31, 2015. Excluded from this table are variable rentals calculated on asset usage levels, re-leasing rentals, and expected sales proceeds from remarketing equipment at lease expiration, all of which are components of operating lease profitability.

Minimum Lease Rentals Due (dollars in millions)

Years Ended December 31,
2016	$1,943.5
2017	1,663.8
2018	1,368.9
2019	1,087.9
2020	839.0
Thereafter	2,695.4
Total	$9,598.5